                                                                   Exhibit 10.28

                          LICENSE SOFTWARE ADDENDUM #2

                                       to

                       MASTER TECHNOLOGY LICENSE AGREEMENT

                                     between

                               KONICA CORPORATION

                                       and

                         PEERLESS SYSTEMS(R)CORPORATION


* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                         LICENSE SOFTWARE ADDENDUM #2 TO
                       MASTER TECHNOLOGY LICENSE AGREEMENT
                             DATED January 23, 2000

This License Software Addendum #2 ("this LSA #2") is entered into as of January 19, 2000 (the "Effective Date") by and between Konica Corporation, a Japanese corporation ("KONICA") and PEERLESS Systems(R) Corporation, a Delaware corporation ("PEERLESS"), pursuant to the provisions of the Master Technology License Agreement between those Parties dated January 23, 2000 (the "MTLA") and License Software Addendum #1 dated January 23, 2000 (LSA #1). That MTLA provides that KONICA may license certain Licensed Devices from PEERLESS pursuant to one or more Addenda to the MTLA executed by KONICA and PEERLESS. This LSA #2 is hereby made part thereof, and the terms and conditions of the MTLA and LSA # 1 are incorporated by reference herein. This LSA #2 includes the following
Exhibit:

         Exhibit A - Payments and Payment Terms

         IN WITNESS WHEREOF, the Parties hereto have executed this LSA #1 as of the date last below written:

KONICA CORPORATION                                PEERLESS SYSTEMS CORPORATION

By:                                               By:

         /s/  Yoshiaki Ando                              /s/  Cary A. Kimmel
-----------------------------------------------   ------------------------------
(Authorized Signature)                            (Authorized Signature)
Name:    Yoshiaki Ando                            Name:   Cary A. Kimmel
Title:   General Manager of Planning Department   Title:  Director of Business
         Business Machines Sales and
         Marketing Division
Date:    January 20, 2000                         Date:   January 19, 2000

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                          LICENSED SOFTWARE ADDENDUM #2

1.0 DEFINITIONS. All capitalized terms used herein shall have the meaning specified in this LSA #2 or, if not defined herein, then the meaning specified in the MTLA or LSA # 1.

2.0 ADDITIONAL LICENSE GRANTED. Without limiting any of KONICA's rights under the MTLA and LSA # 1 and subject to the provisions of this Addendum as well as the payment of all applicable license fees as stated in Exhibit A herein for the tern of such license, PEERLESS grant to KONICA:

2.1 An additional Block License for PEERLESS Licensed Products contained in the Authorized KONICA Devices as identified in LSA # 1, Exhibit A, Section 2.0 and derivative products thereto. All terms and conditions associated with this additional Block License Grant for PEERLESS Licensed Products contained in the Authorized KONICA Devices shall be the same as that contained in LSA #l, Exhibit C, Section 2.5.2 except as may be noted herein. The Per Unit License Fee for each object code copy of PEERLESS Licensed Products contained in the Authorized KONICA Devices distributed by KONICA, or KONICA Authorized OEM Remarketers, shall be that contained in LSA #1, Exhibit C, Table #3.

2.2 KONICA may utilize this additional Block License for both or either of the PEERLESS Licensed Products and/or the Adobe PostScript(R)3(TM) contained in the Authorized KONICA Devices. Such utilization may occur upon certification of such Authorized KONICA Devices to be shipped with Adobe PostScript(R)3(TM). The Per Unit License Fee for each object code copy of Adobe PostScript(R)3(TM) contained in the Authorized KONICA Devices distributed by KONICA or KONICA Authorized OEM Remarketers shall be that contained in Table # 1 herein below and derivative products thereto.

All terms and conditions associated with this Block License for Adobe PostScript(R)3(TM) contained in the Authorized KONICA Devices shall be the same as that contained in LSA #1, Exhibit C, Section 2.5.

                  TABLE 1- PER UNIT LICENSE FEES (U.S. DOLLARS)

    ------------------------------------------------------------------------
            KONICA                    Adobe PostScript(R)3(TM)as option
       Authorized Device                 (inclusive of Drivers)
    ------------------------------------------------------------------------
     PS-341                                         $*
    ------------------------------------------------------------------------
     PS-351                                         $*
    ------------------------------------------------------------------------
     PS-361                                         $*
    ------------------------------------------------------------------------
     IP-60IJ                                        $*/1/
    ------------------------------------------------------------------------
     PS-341J                                        $*
    ------------------------------------------------------------------------
     PS-351J                                        $*
    ------------------------------------------------------------------------

/1/ For the IP-601J, PostScript is standard and not an option

2.3 KONICA is granted no additional rights other than the rights provided in LSA # 1 hereunder to distribute or in any other manner transfer Source Code or Source Materials to any third person. All Licenses granted herein are non-exclusive. It is also understood that this LSA #2 does not obligate PEERLESS to provide any further services.

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

3.0 DELIVERABLES. KONICA agrees that this LSA #2 requires no additional deliverables or obligations from or on the part of PEERLESS. It is further agreed that this LSA #2 does not obligate PEERLESS to provide any further services.

4.0 TERM AND TERMINATION. The term of this LSA #2 shall be coextensive with the term of the License under the MTLA and LSA # 1.

5.0 INDEMNIFICATION. KONICA shall have the right, subject to the MTLA, LSA # I and this LSA#2, to control its development, manufacturing and marketing efforts. Accordingly, KONICA shall, except to the extent that PEERLESS has indemnified KONICA pursuant to the MTLA, indemnify and hold PEERLESS harmless from any and all losses or damages including without limitation attorneys' fees and costs and all third party claims or demands of any type whatsoever arising out of, incurred in connection with or relating to the KONICA's development, manufacturing and marketing of the Authorized KONICA Devices.

6.0 PROPRIETARY RIGHTS AND CONFIDENTIALITY. PEERLESS' and KONICA's proprietary ownership rights and responsibilities in this LSA #2 shall remain unchanged from that enumerated in LSA # 1 Sections 6.1 and 6.2.

In addition, KONICA's obligations of confidentiality imposed pursuant to the MTLA and Section 6.3 of LSA # I remain unchanged and applicable to thus LSA #2.

Any breach by KONICA of any of its obligations under this Section 6 shall be considered to be a Default of the provisions of the MTLA.

7.0 AUDIT RIGHTS. PEERLESS shall have the right, upon one (1) business day's prior notice, to have one (1) of its employees walk through and inspect any KONICA Facility to determine whether KONICA employs adequate security procedures as required in Paragraph 6 of this LSA #2.
///End

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                     EXHIBIT A - PAYMENTS AND PAYMENT TERMS

1.0 LICENSE FEES: The recurring Per Unit License Fee that PEERLESS charges KONICA for the right to use object code copies:

(1) of PEERLESS Licensed Products is contained in LSA #1, Section 2.5, Table #3 and derivative products thereto.

(2) of Adobe PostScript(R)3(TM) embedded in PEERLESS Licensed Devices included in each Authorized Konica Device shipped by KONICA or KONICA Authorized Reinarketers is detailed in Table 1 herein or derivative products thereto.

KONICA will apply the recurring Per Unit License Fees as stated in this Section
1.0 above to the actual number of the Authorized KONICA Devices slipped that contain copies of die licensed object codes formats of the PEERLESS Licensed Products and/or PostScript(R)3(TM) respectively, and will thus calculate the equivalent earned License Fee. These earned License Fees shall be applied against the U.S. $* (* dollars) paid hereunder, until said amount is fully credited.

2.0 Block License Payment. This Block License is granted for the payment of U.S. $* (* dollars) due and payable as of *. Said payment is non-refundable, non-transferable and non-creditable. This Block License Payment shall be paid on the following dates:
(1) Payment of U.S. $* (* dollars) upon *.
(2) Payment of U.S. $* (* dollars) on *
(3) Payment of U.S. $* (* dollars) on *
(4) Payment of U.S. $* (* dollars) on *
(5) Payment of U.S. $* (* dollars) on *.

///End

* Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.